EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Surge Global Energy, Inc. (the “Company”) on Form 10-K for the years ending December 31, 2012 and 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Clark Morton, Principal Executive Officer of the Company, certify, to my knowledge, pursuant to 18 U.S.C. 1350, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods specified.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

April 9, 2013	/s/ CLARK MORTON
CLARKMORTON
PRINCIPAL EXECUTIVE OFFICER